UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: October 3, 2008

CHINA BIO-IMMUNITY CORPORATION

 (Exact name of registrant as specified in its charter)

Nevada	000-51760	20-2815911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 36 ShengMing 2nd Road DD Port, Dalian People’s Republic of China, 116620
(Address of principal executive offices)

Registrant’s telephone number, including area code: 86 411 87407598

10-44 Chester Le Blvd,

Toronto, ON M1W2M8

Canada

(former address of principal executive offices)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)(1)

On October 3, 2008, Registrant advised the firm of Chisholm, Bierwolf & Nilson, LLC, 533 West 2600 South, Suite 25, Bountiful, Utah 84010, (“Chisholm”), that it had been dismissed as the principal independent accountant to audit the Registrant’s financial statements for the fiscal year ending December 31, 2008.   The decision to dismiss Chisholm was recommended and approved by the Registrant’s Board of Directors.

Except as noted in the paragraph immediately below, the reports of Chisholm for the transition period ended December 31, 2007 and for the  fiscal years ended June 30, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to any uncertainty, audit scope or accounting principle.

The reports of Chisholm on our financial statements for the transition period ended December 31, 2007, and for the fiscal years ended June 30, 2007 and 2006 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern because of a working capital deficit and the fact that we had suffered recurring losses to date.

During the fiscal years ended June 30, 2007 and 2006, the transition period ended December 31, 2007, and the subsequent interim period up to and including the date of the Registrant’s dismissal of Chisholm, there have been no disagreements with Chisholm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Chisholm would have caused them to make reference thereto in their report on the financial statements for such periods.

On October 3, 2008, the Registrant provided a draft copy of this report on Form 8-K to Chisholm, requesting their comments on the information contained therein.   The responsive letter from Chisholm is herewith filed as an exhibit to this current report on Form 8K.

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(a)(2)

On October 9, 2008, the Registrant engaged the firm of Weinberg & Company, P.A., (“Weinberg”) as the principal accountant to audit the Registrant’s financial statements for the fiscal year ending December 31, 2008.

During the fiscal years ended June 30, 2007 and 2006, the transition period ended December 31, 2007, and the subsequent interim period prior to the engagement of Weinberg, neither the Registrant nor anyone on its behalf consulted with Weinberg regarding the application of accounting principles to a specified transaction whether completed or uncompleted, the type of audit opinion that might be rendered on the Registrant’s financial statements or as to any matter that was either the subject of a disagreement with the previous independent auditor or was a reportable event.  The decision to engage Weinberg was recommended and approved by the Registrant’s Board of Directors.

The Registrant provided a draft copy of this report on Form 8-K to Weinberg prior to its filing, in order to provide Weinberg with the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant’s

expression of its views, or the respects in which Weinberg does not agree with the statements made by the Registrant.   The Registrant did not receive a responsive letter from Weinberg.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibit 16.1 - Responsive Letter from Chisholm, Bierwolf & Nilson, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

China Bio-Immunity Corporation (Registrant)

Date: October 9, 2008	/s/ Quanfeng Wang, Chief Executive Officer

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